As filed with the Securities and Exchange Commission on November 4, 2009

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 3, 2009

     W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other    jurisdiction                                               (Commission File                                                         (IRS Employer

of incorporation)	Number)	Identification No.)

    475 Steamboat Road, Greenwich, CT   06830

                (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:               (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c) Appointment of Certain Officers

On November 3, 2009, W. R. Berkley Corporation (the “Company”) announced the election by the Board of Directors of W. Robert Berkley, Jr., age 37, as president and chief operating officer of the Company, effective immediately. A copy of the press release relating to this appointment is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In addition, please refer to the Company’s proxy statement on Schedule 14A, dated April 17, 2009, for additional information relating to W. Robert Berkley, Jr., which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:  /s/ Eugene G. Ballard

Name: Eugene G. Ballard
Title:	Senior Vice President -
Chief Financial Officer

Date: November 4, 2009

EXHIBIT INDEX

Exhibit:

99.1	Press Release dated November 3, 2009